Joint Filer Information
Designated Filer: Marduel Alix
Issuer and Ticker Symbol: NeurogesX, Inc. ("NGSX")
STATEMENT OF CHANGES IN BENEFICIAL OWNERSHIP
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Name:                   Alta California Management Partners II, LLC
                        One Embarcadero Center
Address:                Suite 3700
                        San Francisco, CA 94111

CIK:                    0001245277
Relationship :          10% Owner
Date:                   5/2/2007
Signature:              Alix Marduel, Managing Director

Name:                   Alta California Management Partners II, LLC- New pool
Address:                One Embarcadero Center
                        Suite 3700
                        San Francisco, CA 94111

CIK:                    0001338944
Relationship:           10% Owner
Date:                   5/2/2007
Signature:              Alix Marduel, Managing Director

Name:                   Alta California Partners II, L.P.
Address:                One Embarcadero Center
                        Suite 3700
                        San Francisco, CA 94111

CIK:                    0001245270
Relationship:           10% Owner
Date:                   5/2/2007
Signature:              Alix Marduel, Managing Director

Name:                   Alta California Partners II, L.P. - New Pool
Address:                One Embarcadero Center
                        Suite 3700
                        San Francisco, CA 94111

CIK:                    0001338341
Relationship:           10% Owner
Date:                   5/2/2007
Signature:              Alix Marduel, Managing Director

Name:                   Alta Embarcadero Partners II, LLC
Address:                One Embarcadero Center
                        Suite 3700
                        San Francisco, CA 94111

CIK:                    0001077496
Relationship:           10% Owner
Date:                   5/2/2007
Signature:              Jean Deleage, Member

Name:                   Deleage, Jean
Address:                One Embarcadero Center
                        Suite 3700
                        San Francisco, CA 94111

CIK:                    000198323
Relationship:           10% Owner
Date:                   5/2/2007
Signature:              Jean Deleage

Name:                   Gruener, Garrett
Address:                One Embarcadero Center
                        Suite 3700
                        San Francisco, CA 94111

CIK:                    0001106287
Relationship            10% Owner
Date;                   5/1/2007
Signature:              Garrett Gruener

Name:                   Janney, Daniel
Address:                One Embarcadero Center
                        Suite 3700
                        San Francisco, CA 94111

CIK:                    0001198325
Relationship:           10% Owner
Date:                   5/2/2007
Signature:              Garrett Gruener

Name:                   Nohra, Guy
Address:                One Embarcadero Center
                        Suite 3700
                        San Francisco,CA 94111

CIK:                    0001198330
Relationship:           10% Owner
Date:                   5/2/2007
Signature:              Guy Nohra